UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 31, 2023, Presto Automation Inc. (the “Company”) announced that it has scheduled its 2023 annual meeting of stockholders (the “Annual Meeting”) for December 6, 2023. It is expected that the purpose of the Annual Meeting will be to, among other things, elect the Company’s Class I Director nominees (Krishna K. Gupta, Keith Kravcik and Edward Scheetz). The final proposals to be considered at the Annual Meeting will be included in a definitive proxy statement that the Company plans to file with the Securities and Exchange Commission (the “SEC”).

Because this is the first annual meeting of the Company following its business combination with Ventoux CCM Acquisition Corp., the Company has set a deadline of September 14, 2023 for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

The deadline for stockholder proposals other than pursuant to Rule 14a-8 under the Company’s bylaws, including director nominations and other business, is September 10, 2023. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card for the Annual Meeting, notice must be submitted by September 10, 2023, and must include the information in the notice required by the Company’s bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: August 31, 2023